UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 26, 2026

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On January 26, 2026, the Company held its Annual Meeting of Shareholders to elect three directors, to ratify the selection of independent auditors, to authorize an additional 50,000 Common Shares of the Company for issuance under the Stock Bonus Plan and to hold a non-binding shareholder advisory vote on named executive compensation.  The voting results are provided below.

Shareholders elected the nominees for Class B directors as listed below to serve a three-year term expiring at the Annual Meeting of Shareholders to be held in 2029:

Director	Shares For	Shares Withheld
Jacqueline L. Archer	7,182,935	75,874
Frank Russell Ellett	7,199,997	58,812
Robert B. Johnston	6,968,792	290,017

T. Joe Crawford, Maryellen Goodlatte and Paul W. Nester continue to serve as Class C directors until the Annual Meeting of Shareholders to be held in 2027.  Abney S. Boxley III, Elizabeth A. McClanahan and John B. Williamson III continue to serve as Class A directors until the Annual Meeting of Shareholders to be held in 2028.

Shareholders approved the selection by the Audit Committee of the Board of Directors of the firm Deloitte & Touche LLP as independent auditors for the fiscal year ending September 30, 2026, by the following vote:

Shares For	Shares Against	Shares Abstaining
8,534,492	19,687	4,213

Shareholders approved an additional 50,000 Common Shares of the Company for issuance under the Stock Bonus Plan as indicated below:

Shares For	Shares Against	Shares Abstaining
7,100,740	125,436	32,633

Shareholders approved executive compensation through a non-binding advisory vote as indicated below:

Shares For	Shares Against	Shares Abstaining
7,119,486	98,873	40,450

The Company unanimously passed two resolutions to express appreciation for the service and contributions of two retiring Members of the Board of Directors, Nancy Howell Agee and J. Allen Layman.

ITEM 8.01	OTHER EVENTS.

The Company issued a press release on January 26, 2026, announcing, among other things, the election of three Directors at its annual meeting of shareholders held on January 26, 2026. At the meeting of the Board of Directors following the annual meeting of shareholders, the Board of Directors elected John B. Williamson III as Chairman of the Board of RGC Resources, Inc. ("Resources") and Paul W. Nester as President and CEO of Resources.

The Board of Directors also elected the following senior officers of Resources: Timothy J. Mulvaney, Vice President, Treasurer and CFO, Lawrence T. Oliver, Senior Vice President, Regulatory and External Affairs and Secretary, and C. Brooke Miles, Vice President, Human Resources and Community Engagement.  In addition, the Board of Directors elected the following senior officers of Roanoke Gas Company: Paul W. Nester, President and CEO, Timothy J. Mulvaney, Vice President, Treasurer and CFO, Lawrence T. Oliver, Senior Vice President, Regulatory and External Affairs and Secretary, Thomas P. Furcron, Vice President, Operations, and C. Brooke Miles, Vice President, Human Resources and Community Engagement.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information disclosed under this Item, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they by deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.
99.1	Annual Shareholders Meeting Press Release dated January 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: January 28, 2026	By:	/s/ Timothy J. Mulvaney
Timothy J. Mulvaney
Vice President, Treasurer and Chief Financial Officer